UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2011

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware	1-13883	77-0448994
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1720 North First Street San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.              Material Modification to Rights of Security Holders.

Effective June 8, 2011, California Water Service Group (the “Company”) amended its Certificate of Incorporation to remove references to the Company’s Series C Preferred Stock.  All shares of the Company’s Series C Preferred Stock were redeemed by the Company in August 2008 and may not be reissued.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Charter Amendment

Effective June 8, 2011, the Company’s Certificate of Incorporation was amended to increase the number of authorized shares of the Company’s stock from 25,000,000 shares to 68,000,000 shares, to remove reference to the Series C Preferred Shares as a result of the redemption of the Series C Preferred Shares by the Company, and to remove reference to cumulative voting.

The description above is a summary of the amendment to the Company’s Certificate of Incorporation.  This description does not purport to be complete and it is qualified in its entirety by reference to the amendment itself.  A copy of the amendment to the Company’s Certificate of Incorporation is filed as Exhibit 3.1 to this Form 8-K.

By Law Amendment

Effective June 8, 2011, the Company’s Bylaws were amended to remove reference to cumulative voting and adopt majority voting.

The description above is a summary of the amendment to the Company’s Amended and Restated Bylaws.  This description does not purport to be complete and it is qualified in its entirety by reference to the amendment itself.  A copy of the amendment to the Company’s Restated Bylaws is filed as Exhibit 3.2 to this Form 8-K.

Item 8.01               Other Events

At the close of business on June 10th, the Company effected the previously announced two-for-one stock split by paying a dividend of one share of common stock for each share of common stock outstanding to shareholders of record as of the close of business on June 3, 2011.

On May 24, 2011, the Company’s stockholders approved the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock of the Company in order to permit the issuance of the dividend.

Item 9.01               Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of California Water Service Group, filed June 8, 2011
3.2	Amended and Restated Bylaws, as amended, effective June 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: June 10, 2011	By:	/s/ Martin A. Kropelnicki
	Name:	Martin A. Kropelnicki
	Title:	Vice President, Chief Financial Officer & Treasurer